SEGMENT INFORMATION
                  TECHNE CORPORATION AND SUBISIDARIES
             (in thousands of $'s, except per share data)

                                                       Increase (Decrease)
                             Fiscal 2010                From Fiscal 2009
                    --------------------------------- ----------------------
                     First  Second           Percent   First  Second
                    Quarter Quarter    YTD   of Sales Quarter Quarter   YTD
                    ------- -------  ------- -------- ------- ------- ------
Sales                66,534  65,521  132,055   100%    (2,790)  3,645    855
Cost of sales        12,901  13,329   26,230    20%      (185)   (101)  (286)
                    ------- -------  ------- -------- ------- ------- ------
Gross margin         53,633  52,192  105,825    80%    (2,605)  3,746  1,141

Gross margin
 percentage           80.6%   79.7%    80.1%

SG&A expense          8,038   9,007   17,045    13%      (802)   (696)(1,498)
R&D expense           6,154   6,391   12,545    10%       244     545    789
Amortization expense    240     240      480     --        --      --     --
Interest income      (1,168) (1,156)  (2,324)   (2%)    1,719   1,049  2,768
Other non-operating
  ex., net              662   1,011    1,673     1%      (525)    299   (226)
                    ------- -------  ------- -------- ------- ------- ------
                     13,926  15,493   29,419    22%       636   1,197  1,833
                    ------- -------  ------- -------- ------- ------- ------
Earnings before
 income taxes        39,707  36,699   76,406    58%    (3,241)  2,549   (692)
Income taxes         12,935  11,978   24,913    19%    (1,420)  1,467     47
                    ------- -------  ------- -------- ------- ------- ------
                     26,772  24,721   51,493    39%    (1,821)  1,082   (739)
                    ======= =======  ======= ======== ======= ======= ======

Diluted earnings
 per share              .72     .66     1.38

Weighted average
 diluted shares
 outstanding         37,339  37,353   37,346




                            BIOTECHNOLOGY  (1)
                          (in thousands of $'s)

                                                       Increase (Decrease)
                             Fiscal 2010                From Fiscal 2009
                    --------------------------------- ----------------------
                     First  Second           Percent   First  Second
                    Quarter Quarter    YTD   of Sales Quarter Quarter   YTD
                    ------- -------  ------- -------- ------- ------- ------
Sales                51,696  50,703  102,399    100%   (2,203)  2,060   (143)
Intersegment sales   (7,668) (8,282) (15,950)              94      29    123
                    ------- -------  -------          ------- ------- ------
                     44,028  42,421   86,449           (2,109)  2,089    (20)

Cost of sales         9,885  10,126   20,011     20%     (362)   (964)(1,326)
Intersegment sales   (7,598) (7,753) (15,351)            (137)    586    449
                    ------- -------  ------- -------- ------- ------- ------
                      2,287   2,373    4,660             (499)   (378)  (877)

Gross margin         41,741  40,048   81,789     80%   (1,610)  2,467    857

Gross margin
 percentage           80.9%   80.0%    80.5%

SG&A expense          4,734   5,056    9,790     10%     (407)   (362)  (769)
R&D expense           5,956   6,190   12,146     12%      239     547    786
Amortization expense    240     240      480      --       --      --     --
Interest income        (771)   (772)  (1,543)    (1%)     313     198    511
Other expense             2       1        3      --        4      --      4
                    ------- -------  ------- -------- ------- ------- ------
                     10,161  10,715   20,876     21%      149     383    532
                    ------- -------  ------- -------- ------- ------- ------
Pretax result        31,580  29,333   60,913     59%   (1,759)  2,084    325
                    ======= =======  ======= ======== ======= ======= ======

(1) Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China


                                R&D SYSTEMS EUROPE
                              (in thousands of British pounds)

                                                       Increase (Decrease)
                             Fiscal 2010                From Fiscal 2009
                    --------------------------------- ----------------------
                     First  Second           Percent   First  Second
                    Quarter Quarter    YTD   of Sales Quarter Quarter   YTD
                    ------- -------  ------- -------- ------- ------- ------
Sales                10,881  11,462   22,343    100%      706     265    971
Cost of sales         5,061   5,288   10,349     46%      801     (73)   728
                    ------- -------  ------- -------- ------- ------- ------
Gross margin          5,820   6,174   11,994     54%      (95)    338    243

Gross margin
 percentage           53.5%   53.9%    53.7%

SG&A expense          1,191   1,318    2,509     11%      (33)    (46)   (79)
Interest income         (87)    (79)    (166)     --      703     504  1,207
Exchange loss/(gain)    (89)     61      (28)     --     (349)     96   (253)
                    ------- -------  ------- -------- ------- ------- ------
                      1,015   1,300    2,315     11%      321     554    875
                    ------- -------  ------- -------- ------- ------- ------
Pretax result         4,805   4,874    9,679     43%     (416)   (216)  (632)
                    ======= =======  ======= ======== ======= ======= ======


                           R&D SYSTEMS EUROPE
                          (in thousands of $'s)

                                                       Increase (Decrease)
                             Fiscal 2010                From Fiscal 2009
                    --------------------------------- ----------------------
                     First  Second           Percent   First  Second
                    Quarter Quarter    YTD   of Sales Quarter Quarter   YTD
                    ------- -------  ------- -------- ------- ------- ------
Sales                17,838  18,775   36,613    100%   (1,103)  1,491    388
Cost of sales         8,295   8,664   16,959     46%      364     390    754
                    ------- -------  ------- -------- ------- ------- ------
Gross margin          9,543  10,111   19,654     54%   (1,467)  1,101   (366)

Gross margin
 percentage           53.5%   53.9%    53.7%

SG&A expense          1,952   2,159    4,111     11%     (331)     65   (266)
Interest income        (143)   (128)    (271)     --    1,328     778  2,106
Exchange loss/(gain)   (145)     99      (46)     --     (621)     94   (527)
                    ------- -------  ------- -------- ------- ------- ------
                      1,664   2,130    3,794     11%      376     937  1,313
                    ------- -------  ------- -------- ------- ------- ------
Pretax result         7,879   7,981   15,860     43%   (1,843)    164 (1,679)
                    ======= =======  ======= ======== ======= ======= ======


                                 HEMATOLOGY
                             (in thousands of $'s)

                                                       Increase (Decrease)
                             Fiscal 2010                From Fiscal 2009
                    --------------------------------- ----------------------
                     First  Second           Percent   First  Second
                    Quarter Quarter    YTD   of Sales Quarter Quarter   YTD
                    ------- -------  ------- -------- ------- ------- ------
Sales                 4,668   4,325    8,993    100%      422      65    487
Cost of sales         2,319   2,292    4,611     51%      (50)   (113)  (163)
                    ------- -------  ------- -------- ------- ------- ------
Gross margin          2,349   2,033    4,382     49%      472     178    650

Gross margin
 percentage           50.3%   47.0%    48.7%

SG&A expense            370     366      736      8%      (66)    (32)   (98)
R&D expense             198     201      399      4%        5      (2)     3
Interest income         (72)    (72)    (144)    (1%)      30      19     49
                    ------- -------  ------- -------- ------- ------- ------
                        496     495      991     11%      (31)    (15)   (46)
                    ------- -------  ------- -------- ------- ------- ------
Pretax result         1,853   1,538    3,391     38%      503     193    696
                    ======= =======  ======= ======== ======= ======= ======


                         CORPORATE AND OTHER (2)
                         (in thousands of $'s)

                                                        Increase (Decrease)
                                      Fiscal 2010        From Fiscal 2009
                             ------------------------ ----------------------
                              First  Second            First  Second
                             Quarter Quarter    YTD   Quarter Quarter   YTD
                             ------- -------  ------- ------- ------- ------
Interest income                  182     184      366     (48)    (54)  (102)
Rental income                     81     115      196     (18)    (16)   (34)
                             ------- -------  ------- ------- ------- ------
                                 263     299      562     (66)    (70)  (136)

SG&A expense                     982   1,426    2,408       2    (367)  (365)
Other-Building expenses          548     530    1,078      (5)    (21)   (26)
Other-Equity Investment losses   338     496      834      79     210    289
                             ------- -------  ------- ------- ------- ------
                               1,868   2,452    4,320      76    (178)  (102)
                             ------- -------  ------- ------- ------- ------
Pretax result                 (1,605) (2,153)  (3,758)   (142)    108    (34)
                             ======= =======  ======= ======= ======= ======

(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.